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                                                                       Exhibit I

                          AGREEMENT RE JOINT FILING OF
                                  SCHEDULE 13D
                             ---------------------


The undersigned agree as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:  December 23, 1996


                                 PRUDENTIAL PRIVATE EQUITY
                                   INVESTORS III, L.P.
                                 By:  Prudential Equity Investors, Inc.
                                 Its: General Partner


                                    /s/ Kevin C. Uebelein
                                 By:________________________________________
                                 Name:  Kevin C. Uebelein
                                 Title: President

                                 PRUDENTIAL EQUITY INVESTORS, INC.


                                    /s/ Kevin C. Uebelein
                                 By:________________________________________
                                 Name:  Kevin C. Uebelein
                                 Title: President

                                 THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA


                                    /s/ Kevin C. Uebelein
                                 By:________________________________________
                                 Name:  Kevin C. Uebelein
                                 Title: Vice President